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                                   EX-10.11


               [Letterhead of Mountainwood Spring Water Co., Inc.]

                                             November 7, 1996

Mr. Jack West
PURO WATER GROUP,  INC.
56-45 58th Street
Maspeth, New York 11378-0010

     Re:       Mountainwood to Puro

Dear Jack:

     This letter shall serve to confirm that Mountainwood Spring Water Co., Inc. and White Mountain Company, Inc. (collectively, the "Company") hereby waive
Section 8.06 of the Agreement dated as of June 27, 1996 by and between the Company and Puro Water Group, Inc. ("Puro") and any other rights the Company may have to be granted options, warrants or other convertible securities of Puro.


                                             Very truly yours,


                                             By:  /s/ Thomas E. Durkin, III
                                                  --------------------------
                                             Its: Chief Executive Officer

TEDIII:acb
Enclosure

Agreed and accepted as of the date first written above:


                                             Puro Water Group, Inc.


                                             By:  /s/ Jack C. West
                                                  --------------------------
                                             Its: President